                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                     June 2, 1997
                                    -------------
                   Date of Report (Date of Earliest Event Reported)


                                   WESTERN BANCORP
                                   ---------------
                (Exact Name of Registrant As Specified In Its Charter)


                                      CALIFORNIA
                                      ----------
                    (State or Other Jurisdiction of Incorporation)

            0-13551                                            95-3863296
           --------                                           -----------
   (Commission File Number)                                  (IRS Employer
                                                           Identification No.)

                             30000 Town Center Drive
                           Laguna Niguel, California 92677
            --------------------------------------------------------------
                  (Address of Principal Executive Offices)(Zip Code)

                                    (714) 495-3300
                                   ---------------
                 (Registrant's Telephone Number, including Area Code)

                                   MONARCH BANCORP
                                   ---------------
            (Former Name or Former Address, If Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

As a result of the acquisition of California Commercial Bankshares ("CCB"), Mr. Robert McKay became an owner of 710,659 common shares of Western Bancorp (formerly named Monarch Bancorp) (the "Company"), and as a result owns 10.0% of the Company.

ITEM 2.  ACQUISITION OF DISPOSITION OF ASSETS

On June 2, 1997, the shareholders of the Company approved the Amended and Restated Agreement and Plan of Merger, dated as of December 19, 1996 (the "Merger Agreement"), by and between the Company and CCB, providing for the merger of CCB with and into the Company (the "Merger").

Pursuant to the Merger Agreement, the Merger was consummated on June 4, 1997. Each outstanding share of common stock of CCB ("CCB Common Stock") was converted into the right to receive one share (the "Conversion Number") of common stock of the Company ("Company Common Stock") (after giving effect to the Reverse Stock Split (as defined herein)). The Conversion Number was determined by dividing (a) 1.6 times CCB's Per Share Book Value (as defined in the Merger Agreement) by (b) the Company's Per Share Book Value (as defined in the Merger Agreement) after giving effect to the Reverse Stock Split.

Upon consummation of the Merger, the Company issued 3,043,226 shares of Company Common Stock to former shareholders of CCB, and as a result, the former holders of CCB Common Stock own shares of Company Common Stock representing approximately 42.9% of the Company.

In connection with the consummation of the Merger, Monarch Bank, a wholly-owned subsidiary of the Company, was merged with and into National Bank of Southern California ("NBSC"), a wholly-owned subsidiary of CCB.

The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement.

The Merger increased the total pro forma assets of the Company and its subsidiaries to approximately $850 million, total pro forma deposits to approximately $753 million and total pro forma shareholders' equity to approximately $81 million as of March 31, 1997, before merger and restructuring costs.

ITEM 5.  OTHER EVENTS

On June 2, 1997, the shareholders of Monarch Bancorp approved the following items:

    1)   The merger of California Commercial Bankshares into the Company;

    2)   Changing the Company name from Monarch Bancorp to Western Bancorp;

    3) An 8.5 to 1 reverse stock split of the Company common stock (the "Reverse Stock Split"); and

    4) Election of directors Rice E. Brown, Joseph J. Digange, John W. Rose, Hugh S. Smith, Jr., Matthew P. Wagner, Dale E. Walter and John M. Eggemeyer

Concurrent with the Company's merger with CCB (See Item 2 above) Mr. Mark H. Stuenkel, Mr. William H. Jacoby and Mr. Robert L. McKay, former directors of CCB, were appointed to the board of directors of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Incorporated by reference to pages 45 through 70 of CCB's 1996 annual report on Form 10-K ("CCB's Annual Report") which pages are filed as Exhibit 13.1 to this Form 8-K.

(b) PRO FORMA FINANCIAL INFORMATION.

The following Unaudited Pro Forma Combined Condensed Financial Information combines the historical Consolidated Condensed Financial Statements of the Company and CCB giving effect to the merger between the Company and CCB (the "Merger") as if it had been effective on March 31, 1997 and December 31, 1996 with respect to the Pro Forma Combined Balance Sheets, and as of the beginning of the periods indicated, with respect to the Pro Forma Combined Statements of Income. This information is presented under pooling-of-interests accounting after giving effect to the Reverse Stock Split. This information should be read in conjunction with the historical consolidated financial statements of the Company and CCB, including their respective notes thereto. The effect of estimated merger and reorganization costs expected to be incurred in connection with the Merger have been reflected in the pro forma combined balance sheets; however, since the estimated costs are non-recurring, they have not been reflected in the pro forma combined statements of income. The unaudited pro forma combined condensed financial information does not give effect to any anticipated operating efficiencies in conjunction with the Merger. The pro forma balance sheets are not necessarily indicative of the actual financial position that would have existed had the Merger been consummated on March 31, 1997 or December 31, 1996, or that may exist in the future. The pro forma combined condensed statements of income are not necessarily indicative of the results that would have occurred had the Merger been consummated on the dates indicated or that may be achieved in the future. The actual financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including changes in operating results between the dates of the pro forma financial data and the date on which the Merger took place.

                 UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS

                                                               MARCH 31, 1997

                                              Western             CCB               Pro Forma        Pro Forma
                                           (Historical)     (Historical)(1)      Adjustments(1)       Combined
                                           ------------     ---------------      --------------      ---------
                                                           (In thousands Except Per Share Data)
ASSETS:
Cash and due from banks                      $  35,763           $  31,282           $       -      $  67,045
Federal funds sold                              17,618              25,000                   -         42,618
                                              --------            --------            --------       --------
  TOTAL CASH & CASH EQUIVALENTS                 53,381              56,282                   -        109,663
Securities:
 Securities held to maturity                     6,928                   -                   -          6,928
 Securities available for sale                 134,807              75,738                   -        210,545
                                              --------            --------            --------       --------
  TOTAL SECURITIES                             141,735              75,738                   -        217,473
Net loans                                      245,331             212,921                   -        458,252
Property, plant and equipment                    5,748               1,339                   -          7,087
Other real estate owned                          7,121               3,333                   -         10,454
Goodwill                                        28,843                   -                   -         28,843
Other assets                                    11,883               6,487                 438(2)      18,808
                                              --------            --------            --------       --------
  TOTAL ASSETS                               $ 494,042           $ 356,100           $     438      $ 850,580
                                              --------            --------            --------       --------
                                              --------            --------            --------       --------

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Non-interest bearing deposits                $ 138,407           $ 139,103           $       -      $ 277,510
Interest bearing deposits                      289,430             185,742                   -        475,172
                                              --------            --------            --------       --------
  TOTAL DEPOSITS                               427,837             324,845                   -        752,682
Borrowed funds                                   8,000                 950               1,350(2)      10,300
Accrued interest payable & other liabilities     3,573               4,276               1,909(2)       9,758
                                              --------            --------            --------       --------
  TOTAL LIABILITIES                            439,410             330,071               3,259        772,740

SHAREHOLDERS' EQUITY
Preferred stock                                      -                   -                   -              -
Common stock                                    58,709              14,680                   -         73,389
Additional paid-in capital                           -                 497                   -            497
Retained earnings (deficit)                    (3,823)              11,184             (2,821)(2)       4,540
Unrealized net gains (losses) on investments                                                 -
 available for sale, net                         (254)               (332)                   -          (586)
                                              --------            --------            --------       --------
  TOTAL SHAREHOLDERS' EQUITY                    54,632              26,029             (2,821)         77,840
                                              --------            --------            --------       --------
  TOTAL LIABILITIES
    & SHAREHOLDERS' EQUITY                   $ 494,042           $ 356,100           $     438      $ 850,580
                                              --------            --------            --------       --------
                                              --------            --------            --------       --------

Number of common shares outstanding            4,043.9             3,039.5                            7,083.4
Common shareholders' equity per share        $   13.51           $    8.56                          $   10.99


         See accompanying notes to unaudited pro forma combined condensed financial information

                                           4

                 UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS

                                  DECEMBER 31, 1996

                                              Western             CCB               Pro Forma        Pro Forma
                                           (Historical)     (Historical)(1)      Adjustments(1)       Combined
                                           ------------     ---------------      --------------      ---------
                                                           (In thousands Except Per Share Data)
ASSETS:
Cash and due from banks                      $  37,385           $  28,849           $       -      $  66,234
Federal funds sold                               4,217              14,500                   -         18,717
                                              --------            --------            --------       --------
  TOTAL CASH & CASH EQUIVALENTS                 41,602              43,349                   -         84,951

Securities:
 Securities held to maturity                     7,270                   -                   -          7,270
 Securities available for sale                 157,454              91,504                   -        248,958
                                              --------            --------            --------       --------
  TOTAL SECURITIES                             164,724              91,504                   -        256,228
Net loans                                      254,723             204,650                   -        459,373
Property, plant and equipment                    5,780               1,435                   -          7,215
Other real estate owned                          3,889               2,657                   -          6,546
Goodwill                                        29,342                   -                   -         29,342
Other assets                                    12,301               7,869                 438(2)      20,608
                                              --------            --------            --------       --------
  TOTAL ASSETS                               $ 512,361           $ 351,464           $     438      $ 864,263
                                              --------            --------            --------       --------
                                              --------            --------            --------       --------

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Non-interest bearing deposits                $ 150,694           $ 146,257           $       -      $ 296,951
Interest bearing deposits                      292,290             172,447                   -        464,737
                                              --------            --------            --------       --------
  TOTAL DEPOSITS                               442,984             318,704                   -        761,688
Borrowed funds                                  11,000               2,350               1,350(2)      14,700
Accrued interest payable & other liabilities     4,249               5,410               1,909(2)      11,568
                                              --------            --------            --------       --------
  TOTAL LIABILITIES                            458,233             326,464               3,259        787,956

SHAREHOLDERS' EQUITY
Preferred stock                                      -                   -                   -              -
Common stock                                    58,709              14,382                   -         73,091
Additional paid-in capital                           -                 497                   -            497
Retained earnings (deficit)                    (4,716)              10,244             (2,821)(2)       2,707
Unrealized net gains (losses) on investments                                                 -
  available for sale, net                          135               (123)                   -             12
                                              --------            --------            --------       --------
   TOTAL SHAREHOLDERS' EQUITY                   54,128              25,000             (2,821)        76,307
                                              --------            --------            --------       --------
   TOTAL LIABILITIES
    & SHAREHOLDERS' EQUITY                   $ 512,361           $ 351,464           $     438      $ 864,263
                                              --------            --------            --------       --------
                                              --------            --------            --------       --------

Number of common shares outstanding            4,043.9             2,984.0                            7,027.9
Common shareholders' equity per share        $   13.39           $    8.38                          $   10.86


   See accompanying notes to unaudited pro forma combined condensed financial information


                  UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT

                           FOR THE  QUARTER ENDED MARCH 31, 1997

                                              Western             CCB               Pro Forma        Pro Forma
                                           (Historical)     (Historical)(1)      Adjustments(1)      Combined
                                           ------------     ---------------      --------------      ---------
                                                           (In thousands Except Per Share Data)
INTEREST INCOME
    Interest and fees on loans               $   6,090           $   5,193           $       -      $  11,283
    Interest on investment securities            2,269               1,088                   -          3,357
    Interest on federal funds sold                  81                 330                   -            411
                                              --------            --------            --------       --------
        TOTAL INTEREST INCOME                    8,440               6,611                   -         15,051

INTEREST EXPENSE:
    Interest expense on deposits                 2,336               1,473                   -          3,809
    Interest expense on other borrowings           233                  49                   -            282
                                              --------            --------            --------       --------
        TOTAL INTEREST EXPENSE                   2,569               1,522                   -          4,091

                                              --------            --------            --------       --------
NET INTEREST INCOME                              5,871               5,089                   -         10,960
    Less:  provision for loan losses               225                 150                   -            375
                                              --------            --------            --------       --------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN                               5,646               4,939                   -         10,585

NON-INTEREST INCOME
    Service charges                                490                 286                   -            776
    Escrow fees                                      -                 155                   -            155
    Data processing income                          39                   -                   -             39
    Securities gains (losses)                      107                   -                   -            107
    Other income                                    44                 222                   -            266
                                              --------            --------            --------       --------
       TOTAL NON-INTEREST INCOME                   680                 663                   -          1,343

NON-INTEREST EXPENSE
    Salaries and benefits                        2,199               1,934                   -          4,133
    Occupancy, furniture and equipment             502                 581                   -          1,083
    Advertising and business development           110                 116                   -            226
    Other real estate owned                       (21)                  69                   -             48
    Professional services                          480                 360                   -            840
    Telephone, stationery and supplies             192                 205                   -            397
    Goodwill amortization                          499                   -                   -            499
    Data processing for company                    159                 167                   -            326
    Data processing for customers                    -                 128                   -            128
    Other                                          325                 477                   -            802
                                              --------            --------            --------       --------
       TOTAL NON-INTEREST EXPENSE                4,445               4,037                   -          8,482

                                              --------            --------            --------       --------
Income before income taxes                       1,881               1,565                   -          3,446
Income taxes                                       988                 627                   -          1,615
                                              --------            --------            --------       --------
       NET INCOME                            $     893           $     938           $       -      $   1,831
                                              --------            --------            --------       --------
                                              --------            --------            --------       --------

PER SHARE INFORMATION
    Number of shares (weighted average)        4,178.2             3,142.0                            7,320.2
    Income per share (dollars)               $    0.21           $    0.30                          $    0.25


     See accompanying notes to unaudited pro forma combined condensed financial information


            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT

                       FOR THE  QUARTER ENDED MARCH 31, 1996

                                              Western             CCB               Pro Forma        Pro Forma
                                           (Historical)     (Historical)(1)      Adjustments(1)      Combined
                                           ------------     ---------------      --------------      ---------
                                                           (In thousands Except Per Share Data)
INTEREST INCOME
    Interest and fees on loans               $     786           $   4,770           $       -      $   5,556
    Interest on investment securities              403                 928                   -          1,331
    Interest on federal funds sold                  71                 573                   -            644
                                              --------            --------            --------       --------
        TOTAL INTEREST INCOME                    1,260               6,271                   -          7,531

INTEREST EXPENSE:
    Interest expense on deposits                   325               1,664                   -          1,989
    Interest expense on other borrowings             -                  59                   -             59
                                              --------            --------            --------       --------
        TOTAL INTEREST EXPENSE                     325               1,723                   -          2,048

                                              --------            --------            --------       --------
NET INTEREST INCOME                                935               4,548                   -          5,483
    Less:  provision for loan losses                50                 300                   -            350
                                              --------            --------            --------       --------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN                                 885               4,248                   -          5,133

NON-INTEREST INCOME
    Service charges                                143                 291                   -            434
    Escrow fees                                      -                 121                   -            121
    Data processing income                          14                   -                   -             14
    Other income                                    25                 291                   -            316
                                              --------            --------            --------       --------
        TOTAL NON-INTEREST INCOME                  182                 703                   -            885

NON-INTEREST EXPENSE
    Salaries and benefits                          425               2,178                   -          2,603
    Occupancy, furniture and equipment             158                 511                   -            669
    Advertising and business development            32                 145                   -            177
    Other real estate owned                          6                  99                   -            105
    Professional services                          150                 228                   -            378
    Telephone, stationery and supplies              48                 199                   -            247
    Data processing for company                      -                 121                   -            121
    Data processing for customers                    -                  96                   -             96
    Other                                          109                 590                   -            699
                                              --------            --------            --------       --------
        TOTAL NON-INTEREST EXPENSE                 928               4,167                   -          5,095

                                              --------            --------            --------       --------
Income before income taxes                         139                 784                   -            923
Income taxes                                        60                 314                   -            374
                                              --------            --------            --------       --------
        NET INCOME                           $      79           $     470           $       -      $     549
                                              --------            --------            --------       --------
                                              --------            --------            --------       --------

PER SHARE INFORMATION
    Number of shares (weighted average)          968.0             2,939.0                            3,907.0
    Income per share (dollars)               $    0.08           $    0.16                          $    0.14

       See accompanying notes to unaudited pro forma combined condensed financial information

                 UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT

                          FOR THE YEAR ENDED DECEMBER 31, 1996

                                              Western             CCB               Pro Forma        Pro Forma
                                           (Historical)     (Historical)(1)      Adjustments(1)      Combined
                                           ------------     ---------------      --------------      ---------
                                                           (In thousands Except Per Share Data)
INTEREST INCOME
    Interest and fees on loans               $   8,207           $  20,022           $       -      $  28,229
    Interest on interest bearing
      deposits in other banks                        3                   -                   -              3
    Interest on investment securities            3,683               4,923                   -          8,606
    Interest on federal funds sold                 604               1,828                   -          2,432
                                              --------            --------            --------       --------
        TOTAL INTEREST INCOME                   12,497              26,773                   -         39,270

INTEREST EXPENSE:
    Interest expense on deposits                 3,761               6,531                   -         10,292
    Interest expense on notes payable              191                 278                   -            469
                                              --------            --------            --------       --------
        TOTAL INTEREST EXPENSE                   3,952               6,809                   -         10,761

                                              --------            --------            --------       --------
NET INTEREST INCOME                              8,545              19,964                   -         28,509
    Less:  provision for
      (recovery of) loan losses                    228               1,260                   -          1,488
                                              --------            --------            --------       --------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                        8,317              18,704                   -         27,021

NON-INTEREST INCOME
    Service charges                                903               1,157                   -          2,060
    Escrow fees                                      -                 781                   -            781
    Data processing income                         100                   -                   -            100
    Gain (loss) on sale of loans and other assets    -                 665                   -            665
    Securities gains (losses)                      267                   -                   -            267
    Other income                                   105               1,155                   -          1,260
                                              --------            --------            --------       --------
        TOTAL NON-INTEREST INCOME                1,375               3,758                   -          5,133

NON-INTEREST EXPENSE
    Salaries and benefits                        4,323               8,546                   -         12,869
    Occupancy, furniture and equipment           1,031               2,562                   -          3,593
    Advertising and business development           152                 347                   -            499
    Other real estate owned                      (151)               (422)                   -          (573)
    Professional services                        1,469               2,386                   -          3,855
    Telephone, stationery and supplies             380                 420                   -            800
    Goodwill amortization                          499                   -                   -            499
    Data processing for company                    186                 587                   -            773
    Data processing for customers                    -                 510                   -            510
    Other                                          713               3,619                   -          4,332
                                              --------            --------            --------       --------
        TOTAL NON-INTEREST EXPENSE               8,602              18,555                   -         27,157

                                              --------            --------            --------       --------
Income before income taxes                       1,090               3,907                   -          4,997
Income taxes                                       352                 111                   -            463
                                              --------            --------            --------       --------
        NET INCOME                           $     738           $   3,796           $       -      $   4,534
                                              --------            --------            --------       --------
                                              --------            --------            --------       --------

PER SHARE INFORMATION
    Number of shares (weighted average)        1,761.8             3,009.0                            4,770.8
    Income per share (dollars)               $    0.42           $    1.26                          $    0.95


  See accompanying notes to unaudited pro forma combined condensed financial information

                                           8

                 UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT

                          FOR THE YEAR ENDED DECEMBER 31, 1995

                                              Western             CCB               Pro Forma        Pro Forma
                                           (Historical)     (Historical)(1)      Adjustments(1)      Combined
                                           ------------     ---------------      --------------      ---------
                                                           (In thousands Except Per Share Data)
INTEREST INCOME
    Interest and fees on loans               $   3,054           $  20,000                   -      $  23,054
    Interest on interest bearing
      deposits in other banks                       43                   -                   -             43
    Interest on investment securities            1,018               3,409                   -          4,427
    Interest on federal funds sold                 376               1,333                   -          1,709
                                              --------            --------            --------       --------
        TOTAL INTEREST INCOME                    4,491              24,742                   -         29,233

INTEREST EXPENSE:
    Interest expense on deposits                 1,147               7,022                   -          8,169
    Interest expense on notes payable                1                 267                   -            268
                                              --------            --------            --------       --------
        TOTAL INTEREST EXPENSE                   1,148               7,289                   -          8,437

                                              --------            --------            --------       --------
NET INTEREST INCOME                              3,343              17,453                   -         20,796
    Less:  provision for loan losses               425               6,600                   -          7,025
                                              --------            --------            --------       --------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                        2,918              10,853                   -         13,771

NON-INTEREST INCOME
    Service charges                                545                 983                   -          1,528
    Escrow fees                                      -                 308                   -            308
    Data processing income                          70                   -                   -             70
    Securities gains (losses)                        -                (72)                   -           (72)
    Other income                                   318               1,136                   -          1,454
                                              --------            --------            --------       --------
        TOTAL NON-INTEREST INCOME                  933               2,355                   -          3,288

NON-INTEREST EXPENSE
    Salaries and benefits                        1,657               7,513                   -          9,170
    Occupancy, furniture and equipment             622               2,129                   -          2,751
    Advertising and business development           116                 243                   -            359
    Other real estate owned                         62               2,799                   -          2,861
    Professional services                          398               1,439                   -          1,837
    Telephone, stationery and supplies             186                 321                   -            507
    Lower of cost or market adjustment
      on loans available for sale                    -                 756                   -            756
    Data processing for company                      -                 174                   -            174
    Data processing for customers                    -                 184                   -            184
    Other                                          623               2,921                   -          3,544
                                              --------            --------            --------       --------
        TOTAL NON-INTEREST EXPENSE               3,664              18,479                   -         22,143

                                              --------            --------            --------       --------
Income (loss) before income taxes                  187             (5,271)                   -        (5,084)
Income taxes                                     (496)             (1,930)             (2,426)
                                              --------            --------            --------       --------
        NET INCOME (LOSS)                    $     683           $ (3,341)           $       -     $  (2,658)
                                              --------            --------            --------       --------
                                              --------            --------            --------       --------

PER SHARE INFORMATION
    Number of shares (weighted average)          596.6             2,564.0                            3,160.6
    Income (loss) per share (dollars)        $    1.14           $  (1.30)                          $  (0.84)


       See accompanying notes to unaudited pro forma combined condensed financial information

            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT

                        FOR THE YEAR ENDED DECEMBER 31, 1994

                                              Western             CCB               Pro Forma        Pro Forma
                                           (Historical)     (Historical)(1)      Adjustments(1)      Combined
                                           ------------     ---------------      --------------      ---------
                                                           (In thousands Except Per Share Data)
INTEREST INCOME
    Interest and fees on loans               $   2,878           $  18,347           $       -      $  21,225
    Interest on interest bearing
      deposits in other banks                      111                   -                   -            111
    Interest on investment securities              794               3,873                   -          4,667
    Interest on federal funds sold                 155                 501                   -            656
                                              --------            --------            --------       --------
        TOTAL INTEREST INCOME                    3,938              22,721                   -         26,659

INTEREST EXPENSE:
    Interest expense on deposits                   945               6,036                   -          6,981
    Interest expense on notes payable                2                 300                   -            302
                                              --------            --------            --------       --------
        TOTAL INTEREST EXPENSE                     947               6,336                   -          7,283

                                              --------            --------            --------       --------
NET INTEREST INCOME                              2,991              16,385                   -         19,376
    Less:  provision for
      (recovery of) loan losses                    995               3,365                   -          4,360
                                              --------            --------            --------       --------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                        1,996              13,020                   -         15,016

NON-INTEREST INCOME
    Service charges                                503                 969                   -          1,472
    Escrow fees                                      -                 304                   -            304
    Data processing income                         122                   -                   -            122
    Securities gains (losses)                      (47)                  6                   -            (41)
    Other income                                    71                 849                   -            920
                                              --------            --------            --------       --------
        TOTAL NON-INTEREST INCOME                  649               2,128                   -          2,777

NON-INTEREST EXPENSE
    Salaries and benefits                        1,788               6,454                   -          8,242
    Occupancy, furniture and equipment             682               2,008                   -          2,690
    Advertising and business development           110                  88                   -            198
    Other real estate owned                        243               1,070                   -          1,313
    Professional services                          642                 660                   -          1,302
    Telephone, stationery and supplies             178                 267                   -            445
    Data processing for company                      -                 130                   -            130
    Data processing for customers                    -                 173                   -            173
    Other                                          851               2,895                   -          3,746
                                              --------            --------            --------       --------
        TOTAL NON-INTEREST EXPENSE               4,494              13,745                   -         18,239

                                              --------            --------            --------       --------
Income (loss) before income taxes              (1,849)               1,403                   -          (446)
Income taxes                                         2                 544                   -            546
                                              --------            --------            --------       --------
NET INCOME (LOSS)                           $  (1,851)           $     859           $       -      $   (992)
                                              --------            --------            --------       --------
                                              --------            --------            --------       --------

PER SHARE INFORMATION
    Number of shares (weighted average)           93.4             2,427.0                            2,520.4
    Income (loss) per share (dollars)        $  (19.81)          $    0.35                          $   (0.39)

    See accompanying notes to unaudited pro forma combined condensed financial information


NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

Note 1: Basis of Presentation

    Certain historical data of CCB have been reclassified on a pro forma basis to conform to Western's classifications.

Note 2:  Merger Costs

    Reflects management's current estimate, for purposes of pro forma presentation, of the aggregate estimated merger costs of $3,259,000 ($2,821,000 net of taxes, computed using the combined federal and state tax rate of 41.5%) expect to be incurred in connection wit the Merger. While a portion of these costs may be required to be recognized over time, the current estimate of these costs has been recorded in the pro forma combined balance sheets in order to disclose the aggregate effect of these activities on Western's pro forma combined financial position. The estimated aggregate costs, primarily comprised of anticipated cash charges, include the following:

                                                    (In Thousands)
                                                   ---------------

    Investment banking fees                                $1,350
    Filing fees and other professional fees                   854
    Employee compensation and conversion                    1,055
                                                            -----
                                                            3,259
    Tax benefits                                              438
                                                            -----
                                                           $2,821
                                                            -----
                                                            -----

(c) EXHIBITS. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
Number                            Description

2.1 Amended and Restated Agreement and Plan of Merger, dated as of December 19, 1996, between the Company and CCB (Appendix C of Form S-4 Registration No. 33-26916 incorporated by reference).

4.1      Form of Certificate representing shares of Western Bancorp Common
         Stock.

13.1 Pages 45 through 70 of CCB's Annual Report on Form 10-K which constitute CCB's Consolidated Financial Statements for the Years Ended December 31, 1996, 1995 and 1994.

23.1     Consent of Deloitte & Touche, LLP.

99.1     Press Release of Western Bancorp, dated June 4, 1997.





SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  June 18, 1997

                             WESTERN BANCORP


                             By:  /s/    ARNOLD C. HAHN
                                  -----------------------------------
                                  Name:  Arnold C. Hahn
                                  Title: Executive Vice President and
                                         Chief Financial Officer

                                    EXHIBIT INDEX


Exhibit
Number                            Description

2.1 Amended and Restated Agreement and Plan of Merger, dated as of December 19, 1996, between the Company and CCB (Appendix C of Form S-4 Registration No. 33-26916 incorporated by reference).

4.1      Form of Certificate representing shares of Western Bancorp Common
         Stock.

13.1 Pages 45 through 70 of CCB's Annual Report on Form 10-K which constitute CCB's Consolidated Financial Statements for the Years Ended December 31, 1996, 1995 and 1994.

23.1     Consent of Deloitte & Touche, LLP.

99.1     Press Release of Western Bancorp, dated June 4, 1997.